                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        November 30, 2004
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                       0-24412                 42-1421406
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

15 West South Temple Street, Suite 520, Salt Lake City, Utah       84101
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (801) 524-8939
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              (Registrant's Telephone Number, Including Area Code)

   Former Address: 101 Second Street, S.E. Suite 800, Cedar Rapids, Iowa 52401
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
      Soliciting  material  pursuant to Rule 14a-12 under the  Exchange Act (17
       CFR 240.14a-12)
      Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     Based upon subsequent developments in the arbitration proceedings involving the Registrant's  subsidiary,  MorAmerica Capital  Corporation,  which were last discussed in note 3 to Registrant's  Unaudited Condensed  Consolidated Financial
Statements contained in Registrant's Quarterly Report on Form 10-Q for the three months ended June 30, 2004, the Registrant issued a press release on December 3,
2004 announcing developments respecting such arbitration proceedings.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated December 3, 2004

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: December 3, 2004

                                       MACC PRIVATE EQUITIES INC.

                                       By:  /s/ Kent I. Madsen
                                          --------------------------------------
                                            Kent I. Madsen
                                            Chief Executive Officer,
                                                President and Secretary

                                  Exhibit Index

Exhibit
Number          Description

99.1            Press Release dated December 3, 2004